EXECUTION




                       RECONSTITUTED SERVICING AGREEMENT


         THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of May, 2000, by and between LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation ("Lehman Capital"), and WELLS FARGO HOME MORTGAGE, INC., a California corporation (formerly known as Norwest Mortgage, Inc. and referred to herein as the "Servicer"), recites and provides as follows:

                                   RECITALS

         WHEREAS, Lehman Capital has conveyed certain Mortgage Loans identified on Schedule I hereto (the "Serviced Mortgage Loans") to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), which in turn has conveyed the Serviced Mortgage Loans to First Union National Bank, a national banking association, as trustee (the "Trustee"), under a trust agreement, dated as of August 1, 2000 (the "Trust Agreement"), among the Trustee, Wells Fargo Bank Minnesota, National Association, as master servicer ("Wells Fargo Bank," and, together with any successor Master Servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer"), SASCO, Lehman Brothers Holdings Inc., as seller, The Murrayhill Company, as loss mitigation advisor, and the Federal Home Loan Mortgage Corporation, as guarantor (the "Guarantor").

         WHEREAS, multiple classes of certificates (the "Certificates"), including the Class X Certificate, will be issued on the Closing Date pursuant to the Trust Agreement, and Lehman Brothers Inc. or a nominee thereof (together with any successor in interest thereto and any permitted assignee or transferee thereof, the "Directing Holder") is expected to be the initial registered holder of the Class X Certificate.

         WHEREAS, the Serviced Mortgage Loan are currently being serviced by the Servicer pursuant to a Seller's Warranties and Servicing Agreement between Lehman Brothers Bank, FSB (the "Bank") and the Servicer, dated as of March 1, 2000 for Adjustable and Fixed Rate Mortgage Loans (DAcc 2000-WO2) (the "SWSA").

         WHEREAS, pursuant to an Assignment, Assumption and Recognition Agreement, dated as of August 1, 2000, the Bank has assigned all of its rights, title and interest in the Serviced Mortgage Loans to Lehman Capital and delegated all of its duties and obligations as purchaser under the SWSA to Lehman Capital, and Lehman Capital has accepted such assignment and delegation.

         WHEREAS, Lehman Capital desires that the Servicer continue to service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Directing Holder, the Master Servicer and the Guarantor to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein.

         WHEREAS, Lehman Capital and the Servicer agree that the provisions of the SWSA shall apply to the Serviced Mortgage Loans, but only to the extent provided herein and that this Agreement shall constitute a Reconstitution Agreement which shall govern the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the Trust Agreement.

         WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Agreement.

         WHEREAS, Lehman Capital and the Servicer intend that each of the Master Servicer, the Directing Holder, the Trustee and the Guarantor is an intended third party beneficiary of this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lehman Capital and the Servicer hereby agree as follows:

                                   AGREEMENT

         1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the SWSA between Lehman Capital and the Servicer incorporated by reference herein (regardless if such terms are defined in the SWSA), shall have the meanings ascribed to such terms in the Trust Agreement.

         2. Servicing. The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the SWSA, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the SWSA, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

         3. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the trust fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as Lehman Brothers Bank, FSB under the SWSA to enforce the obligations of the Servicer under the SWSA and the term "Purchaser" as used in the SWSA in connection with any rights of the Purchaser shall refer to the Master Servicer except as otherwise specified in Exhibit A hereto. The Master Servicer, with the prior written consent of Freddie Mac, shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, as provided in Article X of the SWSA. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of obligations of Lehman Brothers Bank, FSB under the SWSA; and in connection with the performance of the Master Servicer's duties hereunder the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

         4. Compliance with HOEPA. The Servicer, in its origination practices, is currently in compliance with the Home Ownership and Equity Protection Act ("HOEPA") and will continue to operate its business in compliance with HOEPA.

         5. No Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Serviced Mortgage Loans in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto.

         6. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

         7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

         8. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

         9. Reconstitution. Lehman Capital and the Servicer agree that this Agreement is a "Reconstitution Agreement", and that the date hereof is the "Reconstitution Date", each as defined in the SWSA.

         10. Notices and Remittances to the Master Servicer and Trustee. All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

             Wells Fargo Bank Minnesota, National Association
             11000 Broken Land Parkway
             Columbia, Maryland  21044
             Attn:  Master Servicing Department, ARC 2000-BC3
             Telephone:  (410) 884-2000
             Facsimile:  (410) 884-2360

         All remittances required to be made to the Master Servicer under this Agreement shall be made to the following wire account:

             Wells Fargo Bank Minnesota, National Association
             Minneapolis, Minnesota
             ABA#:  091-000-019
             Account Name:  Corporate Trust Clearing
             Account Number:  3970771416
             For further credit to:  Collection Account No. 10191800
                                     (ARC 2000-BC3)

         All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

             First Union National Bank
             401 S. Tryon Street - N.C. 1179
             Charlotte, North Carolina   28288-1179
             Attention:  Structured Finance Trust Services (ARC 2000-BC3)
             Telephone:  (704) 383-9568
             Facsimile:  (704) 383-6039



         All notices required to be delivered to the Guarantor hereunder shall be delivered to the Guarantor at the following address:

             Federal Home Loan Mortgage Corporation
             8200 Jones Branch Road
             McLean, Virginia  22102
             Attention:  Structured Finance - Director of Specialized
                         Business Services
             Telephone:  (703) 903-2935
             Facsimile:  (703) 903-4228

         Executed as of the day and year first above written.

                                       LEHMAN CAPITAL, A DIVISION OF
                                         LEHMAN BROTHERS HOLDINGS INC.



                                       By:  /s/ Stanley Labanowski
                                         ----------------------------------
                                         Name:  Stanley Labanowski
                                         Title:  Authorized Signatory


                                       WELLS FARGO HOME MORTGAGE, INC.



                                       By:  /s/ Trisha Ruseski
                                          ----------------------------------
                                          Name:  Trisha Ruseski
                                          Title:  Vice President

Acknowledged by:

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Master Servicer


By: /s/ Peter A. Gobell
    ----------------------------------
Name:  Peter A. Gobell
Title:  Assistant Vice President

FIRST UNION NATIONAL BANK,
as Trustee


By: /s/ Stephanie J. Purdy
   -----------------------------------
Name:  Stephanie J. Purdy
Title:  Trust Officer

FEDERAL HOME LOAN MORTGAGE CORPORATION,
as Guarantor


By:  /s/ Charles W. Pearson
    ----------------------------------
Name:  Charles W. Pearson
Title:  Director- Securities Servicing & Processing

                                   EXHIBIT A

                           Modifications to the SWSA


1. Unless otherwise specified herein, any provisions of the SWSA, including definitions, relating to (i) representations and warranties relating to the Mortgage Loans and not relating to the servicing of the Mortgage Loans, (ii) Mortgage Loan repurchase obligations, (iii) Whole Loan and Pass-Through Transfers and Reconstitution, and (iv) Assignments of Mortgage, shall be disregarded. The exhibits to the SWSA and all references to such exhibits shall also be disregarded.

2. For reporting purposes, a Mortgage Loan is "delinquent" when any payment contractually due thereon has not been made by the close of business on the Due Date therefor. Such Mortgage Loan is "30 days Delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was first due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month), then on the last day of such immediately succeeding month. Similarly for "60 days Delinquent" and the second immediately succeeding month and "90 days Delinquent" and the third immediately succeeding month.

3. The definition of "Custodial Agreement" in Article I is hereby amended in its entirety to read as follows:

                  Custodial Agreement: The custodial agreement relating to the custody of the Serviced Mortgage Loans among U.S. Bank Trust National Association, as Custodian, the Trustee and the Depositor.

4. The definition of "Custodian" in Article I is hereby amended in its entirety to read as follows:

                  Custodian: U.S. Bank Trust National Association or its successor in interest or assigns or any successor to the Custodian under the Custodial Agreement as provided therein.

5. The definition of "Determination Date" in Article I is hereby amended in its entirety to read as follows:

                  Determination Date: The last day of the related Due Period (or if such last day is not a Business Day, the Business Day immediately preceding such last day).

6. The definition of "First Remittance Date" in Article I is hereby amended in its entirety to read as follows:

                  First Remittance Date:  September 18, 2000.

7. The definition of "Mortgage Loan Documents" in Article I is hereby amended by replacing the words "addenda and riders" with the words "addenda, riders and modification agreements" in each instance.

8. The definition of "Opinion of Counsel" in Article I is hereby amended by changing the word "Purchaser" therein to "Trustee, Master Servicer and the Guarantor" and adding the words ", provided that any Opinion of Counsel relating to (a) qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel acceptable to the Trustee, the Guarantor and Lehman Capital, who (i) is in fact independent of the Servicer and any master servicer of the Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the Servicer or any master servicer of the Mortgage Loans or in an affiliate of either and (iii) is not connected with the Servicer or any master servicer of the Mortgage Loans as an officer, employee, director or person performing similar functions" to the end of such definition.

9. A new definition of "Prepayment Interest Shortfall Amount" is added to Article I immediately following the definition of "PMI Policy" to read as follows:

                  Prepayment Interest Shortfall Amount: With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Due Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such Due Period, the amount of interest (net of the related Servicing Fee for Principal Prepayments in full only) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

10. The definition of "Principal Prepayment Period" is hereby replaced in its entirety by the following:

                  "The second day of the month immediately preceding the Remittance Date to the first day of the month of the Remittance Date."

11. A new definition of "Realized Loss" is added to Article I immediately following the definition of "Qualified Substituted Mortgage Loan" to read as follows:

                  Realized Loss: With respect to each Liquidated Mortgage Loan (as defined in the Trust Agreement), an amount equal to (i) the unpaid principal balance of such Mortgage Loan as of the date of liquidation, minus (ii) Liquidation Proceeds received, to the extent allocable to principal, net of amounts that are reimbursable therefrom to the Master Servicer or the Servicer with respect to such Mortgage Loan (other than Monthly Advances of principal) including expenses of liquidation.

12. The definition of "Remittance Date" in Article I is hereby amended by deleting ", beginning with the first Remittance Date".

13. The definition of "REO Property" in Article I is hereby amended by replacing the word "Purchaser" with "Trustee and the Trust Fund".

14. Section 2.01 (Conveyance of Mortgage Loans; Possession of Mortgage Files; Maintenance of Servicing Files) is hereby amended by deleting the first paragraph and replacing the word "Purchaser" with the words "Trustee and the Trust Fund" in each instance.

15. Section 2.02 (Books and Records; Transfer of Mortgage Loans) is hereby amended to change the word "FNMA" in the last sentence of the second paragraph of such section to "FHLMC"; to change the reference to "Purchaser" in the first paragraph and the second sentence of the second paragraph of such section to "Trustee and the Trust Fund"; and by amending the third paragraph of such section to read as follows:

                  The Servicer shall maintain with respect to each Serviced Mortgage Loan and shall make available for inspection by the Master Servicer or its designee the related Servicing File during the time the Trust Fund retains ownership of a Mortgage Loan and thereafter in accordance with applicable laws and regulations.

16. The parties acknowledge that the fourth paragraph of Section 2.02 shall be inapplicable to this Agreement.

17. The parties acknowledge that Section 2.03 (Custodial Agreement; Delivery of Documents) shall be superceded by the provisions of the Custodial Agreement.

18. Section 3.01(c) (No Conflicts) is hereby amended by deleting the words "the acquisition of the Mortgage Loans by the Company, the sale of the Mortgage Loans to the Purchaser".

19. Section 3.01(d) (Ability to Service) is hereby amended by deleting the words "FNMA or" in each instance.

20. Section 3.01(f) (Ability to Perform) is hereby amended by deleting the second and third sentences thereof.

21. Section 3.01(h) (No Consent Required) is hereby amended by deleting the words "or the sale of the Mortgage Loans".

22. A new paragraph is hereby added at the end of Section 3.01 (Company Representations and Warranties) to read as follows:

                           It is understood and agreed that the
                  representations and warranties set forth in Section 3.01 (a) through (h), (l) and (o) shall survive the engagement of the Servicer to perform the servicing responsibilities hereunder and the delivery of the Servicing Files to the Servicer and shall inure to the benefit of the Trustee, the Trust Fund and the Master Servicer. Upon discovery by either the Servicer, the Master Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Trustee or the Trust Fund, the party discovering such breach shall give prompt written notice to the other.

                           Within 60 days of the earlier of either discovery
                  by or notice to the Servicer of any breach of a representation or warranty set forth in Section 3.01 which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Servicer shall, at the Trustee's option, assign the Servicer's rights and obligations under this Agreement (or respecting the affected Loans) to a successor Servicer selected by the Trustee with the prior consent and approval of the Master Servicer and the Guarantor. Such assignment shall be made in accordance with Section 12.01.

                           In addition, the Servicer shall indemnify (from its
                  own funds) the Trustee, the Trust Fund, the Guarantor and Master Servicer and hold each of them harmless against any costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer's representations and warranties contained in this Agreement. It is understood and agreed that the remedies set forth in this Section 3.01 constitute the sole remedies of the Master Servicer, the Trust Fund and the Trustee respecting a breach of the foregoing representations and warranties.

                           Any cause of action against the Servicer relating
                  to or arising out of the breach of any representations and warranties made in Section 3.01 shall accrue upon (i) discovery of such breach by the Servicer or notice thereof by the Trustee or Master Servicer to the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period, and (iii) demand upon the Servicer by the Trustee or the Master Servicer for compliance with this Agreement.

23. Section 4.01 (Company to Act as Servicer) is hereby amended by (i) replacing the word "Purchaser" in the fifth and 21st lines of the second paragraph thereto with "Trustee and the Trust Fund", (ii) by changing the word "unless" in the sixth line of the second paragraph thereof to "except in the case where" and (iii) adding the following after the word "Loan" in the eleventh line of the second paragraph:

                  unless the Servicer shall have provided to the Master Servicer, the Trustee and the Guarantor an Opinion of Counsel in writing to the effect that such modification, waiver or amendment would not cause an Adverse REMIC Event.

         and (iii) replacing the word "Purchaser" in the eighth and 23rd line of the second paragraph thereto with "Trustee".

24.      Section 4.02 (Liquidation of Mortgage Loans) is hereby amended by
         (i) adding the following to the end of the second sentence thereto:

                  no later than such 90th day; provided, however, that the Company is required to commence foreclosure proceedings on the 65th day of such delinquency if the Company determines no alternative resolution strategy would be effective.

         (ii) replacing the word "Purchaser" in the seventh and nineteenth lines of the first paragraph thereto with "Trustee and the Trust Fund", (iii) replacing the word "Purchaser" in the second sentence of the second paragraph thereto with "Trust Fund", (iv) replacing the word "Purchaser" in the last sentence of the second paragraph and the first line of the third paragraph thereto with "Master Servicer and Guarantor", and (v) replacing the word "Purchaser" in the fourth line of the third paragraph thereto with "Master Servicer, with the Guarantor's consent".

25. Section 4.04 (Establishment of and Deposits to Custodial Account) is hereby amended as follows:

                 (a) the words "in trust for the Purchaser and/or subsequent purchasers of Mortgage Loans, and various Mortgagors-P&I" in the fourth and fifth lines of the first sentence of the first paragraph shall be replaced by the following: "in trust for Wells Fargo Bank Minnesota, National Association, as Master Servicer for the ARC 2000-BC3 Trust".

                 (b)  by amending clause (ix) to read as follows:

                         (ix) the amount of any Prepayment Interest Shortfall Amount;

                 (c)  by adding the word "and" after the semi-colon in clause
                      (x) and designating the two lines after clause (x) as clause (xi).

26. Section 4.05 (Permitted Withdrawals From Custodial Account) is hereby amended as follows:

                 (a)  by adding the following at the beginning of clause (i):

                      (a) to pay any outstanding MGIC Insurance Premiums,
                          and (b)

                 (b) by replacing the last five lines of clause (ii) with the following:

                          the Trust Fund; provided however, that in the event
                  that the Servicer determines in good faith that any unreimbursed Monthly Advances will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Monthly Advance was made or from Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan, the Servicer may reimburse itself for such amounts from the Custodial Account, it being understood, in the case of any such reimbursement, that the Servicer's right thereto shall be prior to the rights of the Trust Fund;

27. Section 4.06 (Establishment of and Deposits to Escrow Account) shall be amended by deleting the words "Purchaser and/or subsequent purchasers of Residential Mortgage Loans, and various Mortgagors-T&I" in the fourth and fifth lines of the first sentence of the first paragraph, and replacing it with the following:

                  "in trust for Wells Fargo Bank Minnesota, National Association, as Master Servicer for the ARC 2000-BC3 Trust".

28. Section 4.09 (Protection of Accounts) is hereby amended by replacing the word "Purchaser" in the third line thereto with "Trustee and the Trust Fund".

29. Section 4.10 (Maintenance of Hazard Insurance) is hereby amended by adding two new sentences to the end of the first paragraph to read as follows:

                  The Company acknowledges that it is holding such policies for the benefit of the Trust Fund. In the event a new hazard insurance policy is obtained, such insurer must be acceptable to FHLMC.

30. Section 4.13 (Inspections) is hereby amended by replacing the words "FNMA or" with "FHLMC".

31. Section 4.14 (Restoration of Mortgaged Property) is hereby amended by replacing the word "Purchaser" in the last sentence thereto with "Trustee or Trust Fund".

32. Section 4.15 (Maintenance of PMI Policy; Claims) is hereby amended by replacing the word "Purchaser" in the second and seventh lines thereto with "Master Servicer, Trustee or Trust Fund".

33. Section 4.16 (Title, Management and Disposition of REO Property) is hereby amended by (i) replacing the word "Purchaser" in the first paragraph thereto with "Trust Fund", (ii) replacing the word "Purchaser" in the second paragraph thereto with "the Trustee on behalf of the Trust Fund", (iii) replacing the word "Purchaser" in the second and last lines of the third paragraph thereof with "Trust Fund", (iv) replacing the reference to "one year" in the eighth line of the third paragraph thereof with "three years" and (v) adding two new paragraphs after the third paragraph thereof to read as follows:

                  In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Servicer has applied for and received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC. If the Servicer has received such an extension, then the Servicer shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If the Servicer has not received such an extension and the Servicer is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Servicer has received such an extension, and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Servicer shall, before the end of the three year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be. The Trustee shall sign any document or take any other action reasonably requested by the Servicer which would enable the Servicer, on behalf of the Trust Fund, to request such grant of extension.

                  Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

         (v) deleting the first sentence of the fourth paragraph thereto, (vi) replacing the word "sentence" with "paragraph" in the sixth line of the fourth paragraph thereto, (vii) replacing the word "Purchaser" in the third line of the sixth paragraph thereto with "Trust Fund" and
         (viii) replacing the word "advances" in the sixth line of the sixth paragraph thereof with "Monthly Advances".

34. Section 4.17 is hereby amended by replacing the words "Remittance Date" with "tenth calendar day of".

35. A new Section 4.21 (Credit Reporting) is hereby added to read as follows:

                  Section 4.21      Credit Reporting.

                  For each Mortgage Loan, the Servicer will accurately and fully report its underlying borrower credit files to each of the following credit repositories or their successors: Equifax Credit Information Services, Inc., Trans Union, LLC and Experian Information Solution, Inc., on a monthly basis in a timely manner.


36. Section 5.01 (Remittances) is amended by adding the following sentence as the last sentence of the first paragraph thereof:

                           All remittances required to be made to the Master
                  Servicer shall be made to the following wire account:

                           Wells Fargo Bank Minnesota, National Association Minneapolis, Minnesota
                           ABA#   091-000-019
                           Acct #:  3970771416
                           Account Name:  Corporate Trust Clearing
                           For further credit to:  Collection Account No.
                                                   10191800 (ARC 2000-BC3)

37. Section 5.02 (Statements to Purchaser) is hereby amended in its entirety to read as follows:

                  Section 5.02      Statements to Master Servicer.

                           Not later than the tenth calendar day (or if such
                  tenth calendar day is not a Business Day, the immediately preceding Business Day) of each month, the Servicer shall furnish to the Master Servicer (a) a monthly remittance advice containing such information in the form attached hereto as Exhibit A-1 or other format mutually acceptable to the Servicer, the Master Servicer and Guarantor as to the accompanying remittance and the period ending on the preceding Determination Date and (b) all such information required pursuant to clause (a) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer. The Master Servicer will convert such data into a format acceptable to the Guarantor and provide monthly reports to the Guarantor pursuant to the Trust Agreement.

                           Such monthly remittance advice shall also include
                  on a cumulative basis the amount of any (i) claims filed,
                  (ii) claim payments made, (iii) claims denied and (iv) policies cancelled with respect to those Serviced Mortgage Loans covered by loan-level primary mortgage insurance policies provided by MGIC or any other provider of primary mortgage insurance purchased by the Trust.

                           The Servicer shall provide the Master Servicer with
                  such information available to it concerning the Mortgage Loans as is necessary for the Master Servicer to prepare the Trust Fund's federal income tax returns as the Master Servicer may reasonably request from time to time.

38.      Section 5.03 (Monthly Advances by Company) is hereby amended by
         (i) inserting the following after the second sentence thereof:

                  The Servicer shall keep appropriate records of such amounts and will provide such records to the Guarantor and the Master Servicer upon request. The Guarantor, in its reasonable judgment, shall have the right to require the Servicer to remit from its own funds to the Custodial Account an amount equal to all Monthly Advances previously made out of funds held in the Custodial Account and not previously reimbursed from collections on the Mortgage Loans, and in such event, the Servicer shall thereafter remit all Monthly Advances from its own funds. In no event shall the preceding sentence be construed as limiting the Servicer's right to (i) pass through late collections on the related Mortgage Loans in lieu of making Monthly Advances or
                  (ii) reimburse itself for such Monthly Advances from late collections on the related Mortgage Loans.

                  (ii) deleting the words "if requested by a Rating Agency (hereinafter defined) or a guarantor in connection with a securitization," from the third sentence thereto; and

                  (iii) deleting the last sentence thereto.

39. Section 6.02 (Satisfaction of Mortgages and Release of Mortgage Files) is hereby amended by replacing the word "Purchaser" in the third line of the second paragraph thereto with the word "Trust Fund".

40. Section 6.04 (Annual Statement as to Compliance) is hereby amended by replacing the words "May 31, 2000" in the second line of the first sentence thereof with the words "May 31, 2001".

41. Section 6.05 (Annual Independent Accountants' Servicing Report) is hereby amended by replacing the words "May 31, 2000" in the first line of the first sentence thereof with the words "May 31, 2001".

42. A new Section 7.03 (Compensating Interest) is added to Article VII to immediately follow Section 7.02 and to read as follows:

                  Section 7.03  Compensating Interest

                           The Servicer shall deposit in the Custodial Account
                  on a daily basis, and retain therein with respect to each Principal Prepayment, the Prepayment Interest Shortfall Amount, if any, for the month of distribution. Such deposit shall be made from the Servicer's own funds, without reimbursement therefor up to a maximum amount of the Servicing Fee actually received for such month for the Mortgage Loans.

43. Section 8.01 (Indemnification; Third Party Claims) is amended by replacing the word "Purchaser" in the first line thereof with the words "Trust Fund, Trustee, Guarantor and Master Servicer"; by replacing the word "Purchaser" in the third line thereof with the words "Trust Fund, Master Servicer or Guarantor"; by changing the word "Purchaser" in the tenth line thereof to "Master Servicer, Trustee, Guarantor or Trust Fund"; and by changing the word "Purchaser" in the last sentence of such Section to "Trust Fund."

44. Section 8.03 (Limitation on Liability of Company and Others) is amended by changing the word "Purchaser" in the second line thereof to "Trust Fund, the Trustee or the Master Servicer"; and by changing the word "Purchaser" in the sixteenth line thereof to "Trust Fund."

45. Section 8.04 (Limitation on Resignation and Assignment by Company) is hereby amended by replacing the word "Purchaser" in the seventh line of the first paragraph thereof and the second line of the second paragraph thereto with "Master Servicer, the Trustee and the Guarantor".

46.      Section 11.01 (Termination) is hereby amended by restating subclause
         (ii) thereof to read as below and adding the following sentence after the first sentence of Section 11.01:

                 (ii) mutual consent of the Servicer and the Trustee in writing, provided such termination is also acceptable to the Master Servicer, the Guarantor and the Rating Agencies.

                           At the time of any termination of the Servicer
                  pursuant to Section 11.01, without cause, the Servicer shall be entitled to all accrued and unpaid Servicing Fees and unreimbursed Servicing Advances and Monthly Advances; provided, however, in the event of a termination for cause under Sections 10.01 and 12.14 hereof, such unreimbursed amounts shall not be reimbursed to the Servicer until such amounts are received by the Trust Fund from the related Mortgage Loans.

47. The first paragraph of Section 11.02 (Termination Without Cause) is hereby deleted and replaced with the following:

                           With the prior written consent of the Guarantor,
                  the Directing Holder may terminate the rights and obligations of the Servicer under this Agreement. Any such termination shall be with 30 days' prior notice, in writing and delivered to the Trustee, the Guarantor, the Master Servicer and the Servicer by registered mail as provided in
                  Section 12.05. The Servicer shall comply with the termination procedures set forth in Section 12.01 hereof. The Master Servicer or the Trustee shall have no right to terminate the Servicer pursuant to the foregoing sentences of this Section 11.02. In connection with any such termination pursuant to this Section 11.02, the Directing Holder will be responsible for reimbursing the Servicer for all unreimbursed Servicing Advances, Monthly Advances, Servicing Fees and other reasonable or necessary out-of-pocket costs associated with any such servicing transfer at the time of such termination without any right of reimbursement by the Directing Holder from the Trust Fund.

         The second paragraph of Section 11.02 is amended by replacing the word "Purchaser" with "Directing Holder from its own funds without reimbursement."

48. Section 11.03 is hereby amended by replacing the first paragraph thereof with the following:

                  Subject to the requirements set forth in this Section 11.03, the Directing Holder may terminate this Agreement, with the prior written consent of the Master Servicer, the Trustee, the Guarantor and the Depositor, with respect to the servicing of those Mortgage Loans that are determined to be Distressed Mortgage Loans as of the Notice Date and servicing of such Mortgage Loans will be transferred to the Special Servicer. The appointment of a Special Servicer by the Directing Holder and the execution of a special servicing agreement between the Directing Holder and the Special Servicer shall be subject to the consent of the Master Servicer, the Trustee, the Guarantor and the Depositor, and the receipt of confirmation from the Rating Agencies that the transfer of servicing to the Special Servicer shall not result in a reduction of any rating previously given by such Rating Agency to any Certificate. Any monthly fee paid to the Special Servicer in connection with any Mortgage Loan serviced by such Special Servicer shall not exceed one-twelfth of the product of (a) 0.50% and (b) the outstanding principal balance of such Mortgage Loan.

                  All reasonable costs and expenses incurred in connection with a transfer of servicing to the Special Servicer including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a Special Servicer, or of transferring the Servicing Files and the other necessary data to the Special Servicer shall be paid by the Directing Holder from its own funds without reimbursement.

                  The Directing Holder shall be responsible for the delivery of all required Transfer Notices and will send a copy of the Transfer Notice to the Master Servicer.

49.      Section 12.01 (Successor to Company) is hereby amended by:

         (i) replacing the words "Prior to" with "Upon" in the first line of the first paragraph thereto;

        (ii) replacing the reference to the words "Section 11.02" with "Section 12.14" in the second line thereof;

        (iii) by changing the word "Purchaser" in the third line of the first paragraph to "Master Servicer, with the consent of the Guarantor" and by adding the words ", in accordance with the Trust Agreement," after the word "shall" in the second line of the first paragraph thereto;

         (iv) adding the following new sentences immediately following the first sentence of the first paragraph thereof to read as follows:

                  Prior to termination of the Servicer's
         responsibilities, rights, duties and obligations under this Agreement pursuant to Section 11.02, the Directing Holder shall appoint a successor which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement. Any successor to the Servicer shall be subject to the approval of the Master Servicer, the Depositor, the Guarantor and each Rating Agency, as evidenced by a letter from such Rating Agency delivered to the Trustee that the transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates.

          (v) amending the existing second sentence of the first paragraph thereof by (a) changing the word
                  "Purchaser" to "the Depositor and the Master
                  Servicer" and (b) by adding the following proviso at the end of such sentence:

                  ; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement.

          (vi) replacing the word "Purchaser" in the second line of the second paragraph thereof with "Trustee and Master Servicer".

          (vii) adding the following new sentence at the end of the third paragraph thereof:

                           In the event the Servicer is terminated pursuant to
                  Section 11.02, the Directing Holder shall be responsible for payment of any out-of-pocket costs from its own funds without reimbursement incurred by the Servicer and the Master Servicer in connection with the transfer of the Serviced Mortgage Loans to a successor servicer.

                           Except as otherwise provided in the Agreement, all
                  reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (whether as a result of termination or removal of the Servicer or resignation of the Servicer or otherwise), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning Servicer from its own funds without reimbursement.

50. Section 12.02 (Amendment) is hereby amended by replacing the words "by the Company and by written agreement signed by the Company and the Purchaser" with "written agreement by the Servicer and Lehman Capital, with the written consent of the Master Servicer, the Trustee and the Guarantor".

51. Section 12.03 (Governing Law) is hereby amended by deleting the first sentence thereof.

52. Section 12.04 (Duration of Agreement) is hereby amended by deleting the last sentence thereof.

53. Section 12.07 (Relationship of Parties) is hereby amended by replacing the words "the Purchaser" with "Lehman Capital, the Master Servicer, the Trustee or the Trust Fund".

54. Section 12.10 (Assignment by Purchaser) is hereby deleted in its entirety.

55. Section 12.11 (Solicitation of Mortgagor) is hereby amended by replacing the word "Purchaser" with "Lehman Capital or the Trustee" in each instance.

56. New Sections 12.12 (Intended Third Party Beneficiaries), 12.13 (Guarantor Audit and Inspection Rights; Access to Financial Statements), 12.14 (Guarantor Rights of Termination or Declaration of Event of Default), 12.15 (Fees for Failure to Provide Timely Reports), 12.16 (Confidentiality) and 12.17 (Deficiency Judgments) are added to the SWSA to read as follows:

                  Section 12.12     Intended Third Party Beneficiaries.

                  Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer, the Trustee, the Guarantor and the Directing Holder receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Master Servicer, the Guarantor, the Trustee and the Directing Holder as if they were parties to this Agreement, and the Master Servicer, the Trustee, the Guarantor and the Directing Holder shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement or the Loss Mitigation Advisory Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement, and all rights of the Guarantor hereunder (other than the right to indemnification) shall terminate upon termination of the Guaranty.

                  Section 12.13 Guarantor Audit and Inspection Rights; Access to Financial Statements.

                  (a) During business hours, or at such other times as may be reasonable under the applicable circumstances, and upon reasonable advance notice to the Servicer, the Guarantor, with the assistance and cooperation of an appropriate Servicing Officer or other knowledgeable financial officer of the Servicer, shall have the right to (i) review and audit the Servicer's servicing procedures as they relate to the Serviced Mortgage Loans and (ii) examine and audit the Servicing Files and related book, records and other information of the Servicer, but solely as they relate to the Serviced Mortgage Loans and this Agreement.

                  (b) Within ninety days after the Closing Date, to the extent the Servicing Files contain information relating to the underwriting criteria used in the origination of each Mortgage Loan, the Guarantor will have the right to review up to 800 of the Servicing Files and the related underwriting documentation in order to ascertain whether each such Mortgage Loan was originated generally in accordance with the applicable underwriting standards. If the Guarantor determines that more than 20% (by number) of such 800 Mortgage Loans were not originated in accordance with the applicable underwriting standards, the Guarantor will have the right to review additional Servicing Files until the Guarantor obtains a sample containing less than 20% (by number) of Mortgage Loans not so originated.

                  (c) With respect to any Mortgage Loan that goes into foreclosure, the Guarantor will have the right to request the Servicer to deliver a copy of the related Servicing File to the Guarantor to review.

                  (d) Within thirty days of their issuance to the public (in the event that Servicer is a SEC reporting company) or to its members or stockholders, the Servicer shall make available to the Guarantor a copy of its audited financial statements. The Servicer shall also make available upon the request of the Guarantor any comparable interim financial statements, but only to the extent that such statements have been prepared by or on behalf of the Servicer in the normal course of its business and are available upon request to its members or stockholders or to the public at large.

                  Section 12.14 Guarantor Right of Termination or Declaration of Event of Default.

                  Notwithstanding any other provision of this Agreement, in the event either (i) any Class of Certificates issued by the Trust Fund with an initial rating assigned by the Rating Agencies of "AA" (or an equivalent rating) is downgraded to "A" (or an equivalent rating) or lower, or (ii) a Realized Loss is applied to reduce the principal balance of the Class B Certificates, the Guarantor, in its sole discretion, shall have the right to terminate the Servicer or Servicers (or any subservicers) of the Serviced Mortgage Loans to which such applied Realized Loss is attributable and to appoint a successor servicer in accordance with the procedures set forth in
         Section 12.01.


                  Section 12.15     Fees for Failure to Provide Timely Reports.

                  In the event the Master Servicer fails to provide certain reports to the Guarantor accurately, completely and timely due to the Servicer's failure to timely provide the necessary information to the Master Servicer, and the Master Servicer is required to pay a fee to the Guarantor, such fee shall be paid by the Servicer. The fees are as follows:

                  1.  For the first such failure, the amount of $500.

                  2.  For the second such failure, the amount of $750.

                  3.  For the third such failure, the amount of $1,000.

                  4. The fourth such failure shall constitute a Servicer Event of Default under this Agreement.

                  Neither the Servicer nor the Master Servicer shall be required to make any such payments upon the first such failure during each successive two-year period following the Closing Date.

                  Section 12.16     Confidentiality.

                  The Servicer and the Master Servicer shall keep the terms of this Agreement and the Trust Agreement regarding fees and expenses confidential to the extent such information is not otherwise disclosed in or pursuant to the Trust Agreement or any publicly available documents.

                  Section 12.17.    Deficiency Judgments.

                  Pursuant to the Trust Agreement, the Holders of the Subordinate Certificates that are or may be affected by a Realized Loss on a Liquidated Mortgage Loan are deemed to have repurchased the ownership interest in such Liquidated Mortgage Loan held by Holders of the Senior Certificates. In connection with the liquidation of a Mortgage Loan, if (i) the Servicer is directed by the Master Servicer to seek a deficiency judgment, (ii) the Servicer is offered suitable indemnification and reimbursement for expenses from the Holders of Subordinate Certificates, and (iii) such action is permitted by law, the Servicer shall seek a deficiency judgment under such Liquidated Mortgage Loan on behalf of the Holders of the Subordinate Certificates to the extent of any Realized Loss.

                                  EXHIBIT A-1

                 MONTHLY REPORTING FORMAT TO WELLS FARGO BANK

The format for the tape should be:

1.  Record length of 240
2.  Blocking factor of 07 records per block
3.  ASCII
4.  Unlabeled tape
5.  6250 or 1600 BPI (please indicate)
                                                                    COBOL
Field Name                          Position       Length         "picture"
----------                          --------       ------         ---------

Master Servicer No.                  001-002          2           "01"
Unit Code                            003-004          2           "  "
Loan Number                          005-014         10           X(10)
Borrower Name                        015-034         20           X(20)
Old Payment Amount                   035-045         11           S9(9)V9(02)
Old Loan Rate                        046-051          6           9(2)V9(04)
Servicer Fee Rate                    052-057          6           9(2)V9(04)
Servicer Ending Balance              058-068         11           S9(9)V9(02)
Servicer Next Due Date               069-076          8           CCYYMMDD
Curtail Amt 1 - Before               077-087         11           S9(9)V9(02)
Curtail Date 1                       088-095          8           CCYYMMDD
Curtail Amt 1 - After                096-106         11           S9(9)V9(02)
Curtail Amt 2 - Before               107-117         11           S9(9)V9(02)
Curtail Date 2                       118-125          8           CCYYMMDD
Curtail Amt 2 - After                126-136         11           S9(9)V9(02)
Curtail Amt 3 - Before               137-147         11           S9(9)V9(02)
Curtail Date 3                       148-155          8           CCYYMMDD
Curtail Amt 3 - After                156-166         11           S9(9)V9(02)
New Payment Amount                   167-177         11           S9(9)V9(02)
New Loan Rate                        178-183          6           9(2)V9(04)
Index Rate                           184-189          6           9(2)V9(04)
Remaining Term                       190-192          3           9(3)
Liquidation Amount                   193-203         11           S9(9)V9(02)
Action Code                          204-205          2           X(02)
Scheduled Principal                  206-216         11           S9(9)V9(02)
Scheduled Interest                   217-227         11           S9(9)V9(02)
Scheduled Ending Balance             228-238         11           S9(9)V9(02)
FILLER                               239-240          2           X(02)

Trailer Record:
Number of Records                    001-006          6           9(06)
FILLER                               007-240         234          X(234)


Field Names and Descriptions:

Field Name                                  Description
----------                                  ------------
Master Servicer No.                         Hard code as "01" used internally

Unit Code                                   Hard code as "  " used internally

Loan Number                                 Investor's loan number

Borrower Name                               Last name of borrower

Old Payment Amount                          P&I amount used for the applied payment

Old Loan Rate                               Gross interest rate used for the applied payment

Servicer Fee Rate                           Servicer's fee rate

Servicer Ending Balance                     Ending actual balance after a payment has been applied

Servicer Next Due Date                      Borrower's next due date for a payment

Curtailment Amount 1 - Before               Amount of curtailment applied before the payment

Curtailment Date 1                          Date of curtailment should coincide with the payment date
                                            applicable to the curtailment

Curtailment Amount 1 - After                Amount of curtailment applied after the payment

Curtailment Amount 2 - Before               Amount of curtailment applied before the payment

Curtailment Date 2                          Date of curtailment should coincide with the payment date
                                            applicable to the curtailment

Curtailment Amount 2 - After                Amount of curtailment applied after the payment

Curtailment Amount 3 - Before               Amount of curtailment applied before the payment

Curtailment Date 3                          Date of curtailment should coincide with the payment date
                                            applicable to the curtailment

Curtailment Amount 3 - After                Amount of curtailment applied after the payment

New Payment Amount                          For ARM, Equal, or Buydown loans, when a payment
                                            change occurs, this is the scheduled payment

New Loan Rate                               For ARM loans, when the gross interest rate change occurs, this is the scheduled rate

Index Rate                                  For ARM loans, the index rate used in calculating the new gross interest rate

Remaining Term                              For ARM loans, the number of months left on the loan used
                                            to determine the new P&I amount

Liquidation Amount                          The payoff amount of the loan

Action Code                                 For delinquent loans:
                                            12 -- Relief Provisions
                                            15 -- Bankruptcy/Litigation
                                            20 -- Referred for Deed-in-lieu, short sale
                                            30 -- Referred to attorney to begin foreclosure
                                            60 -- Loan Paid in full
                                            70 -- Real Estate Owned



Scheduled Principal                         Amount of principal from borrower payment due to bondholder

Scheduled Interest                          Amount of interest from borrower payment due to bondholder

Scheduled Ending Balance                    Ending scheduled balance of loan

FILLER                                      Should be filled with spaces



Delinquency Reporting Data Fields to be
provided to Master Servicer

Servicer Loan #
Investor Loan #
Borrower Name
Address
State
Due Date
Action Code
FC Received
File Referred to Atty
NOD
Complaint Filed
Sale Published
Target Sale Date
Actual Sale Date
Loss Mit Approval Date
Loss Mit Type
Loss Mit Estimated Completion Date
Loss Mit Actual Completion Date
Loss Mit Broken Plan Date
BK Chapter
BK Filed Date
Post Petition Due
Motion for Relief
Lift of Stay
RFD
Occupant Code
Eviction Start Date
Eviction Completed Date
List Price
List Date
Accepted Offer Price
Accepted Offer Date
Estimated REO Closing Date
Actual REO Sale Date

WELLS FARGO BANK MINNESOTA, N.A.
Form 332

-----------------------------------------------------------------------------
Calculation of Realized Loss

Purpose

To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a Mortgage Loan having been foreclosed and Liquidated.

Distribution

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the Mortgage Loan's removal from the Mortgage Loan Activity Report. The Servicer will retain the duplicate for its own records.

Due Date

The form will be submitted to the Master Servicer no later than the tenth calendar day of the month after the Mortgage Loan has been liquidated.

Preparation Instructions

The numbers on the form correspond with the numbers listed below.
1.       The actual Unpaid Principal Balance of the Mortgage Loan.
2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.
3-7. Complete as necessary. All line entries must be supported by copies of appropriate statements, vouchers, receipts, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.
8. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis.
10.      The total of lines 1 through 9.

Credits

11-17. Complete as necessary. All line entries must be supported by copies of the appropriate claims forms, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 16.
18.      The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)

19.      The total derived from subtracting line 18 from 10.  If the amount
         represents a realized gain, show the amount in parenthesis (   ).

                       WELLS FARGO BANK MINNESOTA, N.A.
                         CALCULATION OF REALIZED LOSS
-----------------------------------------------------------------------------

 WELLS FARGO BANK MINNESOTA, N.A. Trust: ___________________________
Prepared by:  __________________           Date:  _______________
Phone:  ______________________

 -----------------------       -----------------------       -----------------
|  Servicer Loan No.    |     |      Servicer Name    |     | Servicer Address|
|                       |     |                       |     |                 |
|                       |     |                       |     |                 |
 -----------------------       -----------------------       -----------------

WELLS FARGO BANK MINNESOTA, N.A.
Loan No._____________________________
Borrower's Name:________________________________________________________
Property
Address:________________________________________________________________
Liquidation and Acquisition Expenses:
  Actual Unpaid Principal Balance of Mortgage Loan        $ _______________(1)
  Interest accrued at Net Rate                             ________________(2)
  Attorney's Fees                                          ________________(3)
  Taxes                                                    ________________(4)
  Property Maintenance                                     ________________(5)
  MI/Hazard Insurance Premiums                             ________________(6)
  Hazard Loss Expenses                                     ________________(7)
  Accrued Servicing Fees                                   ________________(8)
  Other (itemize)                                          ________________(9)
  __________________________________________              $___________________
  __________________________________________              ____________________
  __________________________________________              ____________________
  __________________________________________              ____________________

Total Expenses                                            $ ______________(10)
Credits:
  Escrow Balance                                          $ ______________(11)
  HIP Refund                                              ________________(12)
  Rental Receipts                                         ________________(13)
  Hazard Loss Proceeds                                    ________________(14)
  Primary Mortgage Insurance Proceeds                     ________________(15)
  Proceeds from Sale of Acquired Property                 ________________(16)
  Other (itemize)                                         ________________(17)
  _________________________________________               ____________________
  _________________________________________               ____________________
  Total Credits                                          $________________(18)
Total Realized Loss (or Amount of Gain)                  $________________(19)

                                                             Schedule I

                      Schedule of Serviced Mortgage Loans